Exhibit 99.1

Joint Filer Information

FORM 4

Other Joint Filers (names and addresses):

S.A.C. PEI CB Investment, L.P.
c/o Walkers Corporate Services Limited
Walker House
87 Mary Street
George Town, Grand Cayman KY1-9002
Cayman Islands

S.A.C. PEI CB Investment II, LLC
72 Cummings Point Road
Stamford, CT 06902

S.A.C. PEI CB Investment GP, Limited
c/o Walkers Corporate Services Limited
Walker House
87 Mary Street
George Town, Grand Cayman KY1-9002
Cayman Islands

S.A.C. Private Equity Investors, L.P.
c/o Walkers Corporate Services Limited
Walker House
87 Mary Street
George Town, Grand Cayman KY1-9002
Cayman Islands

S.A.C. Private Equity GP, L.P.
c/o Walkers Corporate Services Limited
Walker House
87 Mary Street
George Town, Grand Cayman KY1-9002
Cayman Islands

Name of designated filer on behalf of the Reporting Persons listed above: S.A.C. Capital Management, LLC

S.A.C. Private Capital Group, LLC
540 Madison Avenue, 9th Floor
New York, NY 10022

S.A.C. Capital Advisors, Inc.
72 Cummings Point Road
Stamford, CT 06902

S.A.C. Capital Advisors, LLC
72 Cummings Point Road
Stamford, CT 06902

Steven A. Cohen
c/o S.A.C. Capital Advisors, L.P.
72 Cummings Point Road
Stamford, CT 06902

Name of designated filer on behalf of the Reporting Persons listed above: S.A.C. Capital Advisors, L.P.

Date of Event Requiring Statement: January 26, 2012

Issuer Name and Ticker or Trading Symbol: MModal Inc. (MODL)

Signatures:

S.A.C. CAPITAL MANAGEMENT, LLC

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory

S.A.C. PEI CB INVESTMENT, L.P.

By: S.A.C. PEI CB Investment GP, Limited, its general partner

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory

S.A.C. PEI CB INVESTMENT II, LLC

By: S.A.C. Private Capital Group, LLC, its manager

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory

S.A.C. PEI CB INVESTMENT GP, LIMITED

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory

S.A.C. PRIVATE EQUITY INVESTORS, L.P.

By: S.A.C. Private Equity GP, L.P., its general partner

By: S.A.C. Capital Management, LLC, its general partner

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory

S.A.C. PRIVATE EQUITY GP, L.P.

By: S.A.C. Capital Management, LLC, its general partner

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory

S.A.C. CAPITAL ADVISORS, L.P.

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory

S.A.C. PRIVATE CAPITAL GROUP, LLC

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory

S.A.C. CAPITAL ADVISORS, INC.

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory

S.A.C. CAPITAL ADVISORS, LLC

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory

STEVEN A. COHEN

By:  /s/ Peter Nussbaum
        -----------------------------------------------
        Name: Peter Nussbaum
       Title: Authorized Signatory